Contingent Liabilities	6 Months Ended
Jun. 30, 2020
Contingent Liabilities [Abstract]
CONTINGENT LIABILITIES

NOTE 10 - CONTINGENT LIABILITIES:

a.	Luminati Action

On June 11, 2020, Luminati Networks Ltd. filed an action alleging infringement of patent against several companies, including against NetNut. The action was filed in the United States District Court, Eastern District of Texas, Marshal Division. The complaint was served to the Company on June 30, 2020.

Based on the Company's legal counsel, management is of the opinion that no violation was made by NetNut with respect to the asserted patents. NetNut denies any wrongdoing or liability and intends to defend itself against this complaint. As such, no amounts have been accrued related to the outcome of such claim.

b.	Contingent Consideration

In connection with the Share and Asset Purchase Agreement, the Company was required to transfer $300,000 to NetNut prior to June 15, 2019, for the purposes of its business and activities as a wholly-owned subsidiary of the Company. By December 31, 2019, the Company had transferred only $175,000. The Company accounted for EarnOut Amount based on the provisions of the Share and Asset Purchase Agreement which requires a payment of approximately $1.7 million, as well as a provision for an additional potential compensation to NetNut's former shareholders due to the above-mentioned breach.

On June 25, 2020, the Company entered into a settlement and release of claims agreement (the "Settlement Agreement") with certain former shareholders of NetNut (the "Settling Shareholders"), consisting of 80% of the former shareholders of NetNut, pursuant to which the Company will make certain payments to the Settling Shareholders in lieu of paying the Earnout Amount. The Settlement Agreement stated, among other things, that it supersedes and terminates any Earnout Amount related provisions in the Share and Asset Purchase Agreement. Additionally, the Settlement Agreement also contained a mutual release among the parties to the Settlement Agreement. On June 29, 2020, the Company paid $1.6 million on behalf of the Settlement Agreement.

As of June 30, 2020, the Company accrued $1.0 million for the contingent consideration payment based on (1) the Settlement Agreement terms; and (2) a potential consideration to NetNut's only remaining former shareholder, which elected not to join the Settling Shareholders, and on July 1, 2020, sent a letter claiming that the Company had breached certain provisions of the Share and Asset Purchase Agreement. The Company replied to this letter on July 5, 2020, denying all allegations in the light of the Settlement Agreement and inviting that certain NetNut's former shareholder to join the Settlement Agreement. On August 25, 2020, the Company received another letter from the former shareholder, with additional claims and certain demands. The Company has not responded to this letter until the financial statements date.